UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 14, 2021, Michael J. Morris, Chief Financial Officer (“CFO”) and Treasurer of Forward Air Corporation (the “Company”), notified the Company of his decision to resign from his position. Having served in public company financial roles for 24 years, Mr. Morris expressed his desire to diversify his career experience by serving as the chief financial officer of a privately held portfolio company. Mr. Morris indicated that while he had no current intent to transition to such a role, he was presented with a unique opportunity that accelerated his plans. There are no disagreements between Mr. Morris and the Company. Mr. Morris indicated that he remains supportive of Forward Air’s strategy, leadership team and Board of Directors, and that his decision was solely a personal career choice which did not relate to any issues regarding the Company’s financial statements or internal controls. The Company is engaging an executive search firm to conduct a search to identify candidates for Mr. Morris’ successor and is taking steps to enable the search to proceed in an expedited manner.

During his tenure with the Company, Mr. Morris developed an experienced and capable finance and accounting organization. Until Mr. Morris’ successor is appointed, Mr. Tom Schmitt, the Company’s Chief Executive Officer will be acting as the Company’s Chief Financial Officer. Also, Ms. Rebecca Garbrick, the Company’s Vice President and Controller, will serve as the Company’s Principal Accounting Officer. The Company and Mr. Morris agreed that Mr. Morris’ resignation will become effective March 27, 2021, and that Mr. Morris will serve as an advisor for up to six months to facilitate a smooth transition. In this capacity, Mr. Morris will provide assistance, as agreed, to Mr. Schmitt in managing the finance function until Mr. Morris’ successor is appointed, to the Company’s board of directors and leadership team in identifying a suitable successor and to his successor as he or she transitions into the new role. Under the advisory agreement, Mr. Morris will be paid a fixed fee of $10,000 per month until his successor is appointed and then $5,000 per month until the agreement is terminated.

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: March 15, 2021	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer